UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 30, 2009

(Date of Report)

March 30, 2009

(Date of earliest event reported)

INTERNATIONAL PAPER COMPANY

(Exact name of registrant as specified in its charter)

NEW YORK	1-3157	13-0872805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Poplar Avenue

Memphis, Tennessee 38197

(Address and zip code of principal executive offices)

(901) 419-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Exhibit 100 to this Current Report on Form 8-K contains documents formatted in XBRL (eXtensible Business Reporting Language) with information from International Paper Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2009. The information includes the (i) Consolidated Statement of Operations for the years ended December 31, 2008, 2007 and 2006, (ii) Consolidated Balance Sheet at December 31, 2008 and 2007, (iii) Consolidated Statement of Cash Flows for the years ended December 31, 2008, 2007 and 2006, and (iv) Consolidated Statement of Changes in Common Shareholders’ Equity for the years ended December 31, 2008, 2007 and 2006.

Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL-Related Documents is unaudited and these are not the financial statements of International Paper Company as filed with the SEC. The purpose of submitting these XBRL-Related Documents is to test the related format and technology and, as a result, investors should not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” and shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 100	The following materials from International Paper Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statement of Operations for the years ended December 31, 2008, 2007 and 2006, (ii) Consolidated Balance Sheet at December 31, 2008 and 2007, (iii) Consolidated Statement of Cash Flows for the years ended December 31, 2008, 2007 and 2006, and (iv) Consolidated Statement of Changes in Common Shareholders’ Equity for the years ended December 31, 2008, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY (Registrant)

By:	/s/ Maura Abeln Smith
Name: Maura Abeln Smith Title: Senior Vice President, General Counsel and Corporate Secretary

Date: March 30, 2009

Exhibit Index

Exhibit 100	The following materials from International Paper Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed on February 26, 2009, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statement of Operations for the years ended December 31, 2008, 2007 and 2006, (ii) Consolidated Balance Sheet at December 31, 2008 and 2007, (iii) Consolidated Statement of Cash Flows for the years ended December 31, 2008, 2007 and 2006, and (iv) Consolidated Statement of Changes in Common Shareholders’ Equity for the years ended December 31, 2008, 2007 and 2006.